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                                                                   EXHIBIT 10.42

                             FIRST AMENDMENT TO THE

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                            PALMETTO MOBILENET, L.P.
                      A SOUTH CAROLINA LIMITED PARTNERSHIP

     This First Amendment to the Agreement of Limited Partnership of Palmetto MobileNet, L.P. ("Amendment") is entered into to be effective as of the 1st day of January 1999, by and among PMN, Inc., a South Carolina corporation ("General Partner"), and those persons, firms, cooperatives, or corporations who have executed a signature page hereto and are listed on Exhibit A ("Limited Partners") and are partners in Palmetto MobileNet, L.P. (the "Partnership") (the General Partner and Limited Partners being hereinafter sometimes together referred to as the "Partners" and being hereinafter sometimes individually referred to as a "Partner").

     WHEREAS, the Partners believe that it is in the best interest of the Partnership and of the Partners to amend certain provisions of the Partnership's Agreement of Limited Partnership, effective September 1, 1998, as amended (the "Partnership Agreement"); and

     WHEREAS, the Partnership Agreement pursuant to Section 11.2 thereof may be modified or amended with the consent of 66 2/3% of the Partnership Interests; and

     WHEREAS, more than 66 2/3% of the Partnership Interests have approved this Amendment.

     NOW, THEREFORE, in consideration of the foregoing, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     All capitalized terms not otherwise defined hereinbelow shall have the same meaning as set forth in the Partnership Agreement unless otherwise expressly provided herein or unless the context otherwise requires.

     1. Section 9.8 of the Partnership Agreement is hereby deleted in its entirety and the following shall be inserted in its place and stead effective as of the date first written above:

          SECTION 9.8 Purchase Price. The following formula
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shall apply for determination of the purchase price of the Units acquired by the
Partners pursuant to this Article IX (the "Purchase Price"). The Purchase Price shall be determined by dividing the Book Value of the Partnership by the number of outstanding Units and multiplying such amount by the Offering Partner's or the Change in Control Partner's Units and applying any premium as described below. For purposes of determining the Purchase Price, the Book Value of the Partnership shall be deemed to be $100,000,000.

          The Book Value of such Units shall be subject to the following premiums according to the calendar year in which such Units are to be acquired.

                                   1995 - 10%
                                   1996 - 20%
                                   1997 - 30%
                                   1998 - 40%
                  1999 (and thereafter) - 50%

                        Thus the Purchase Price shall be:

                            110% x Book Value (1995)
                            120% x Book Value (1996)
                            130% x Book Value (1997)
                            140% x Book Value (1998)
                            150% x Book Value (1999 and thereafter)

          The Partners acknowledge and agree that (i) the amount set forth as the Book Value is intended to produce a Purchase Price representing a realistic fair market value for the Units and (ii) the Partners will reconsider and, as appropriate, adjust such amount at least every two years to reflect changes in the fair market value of the Units, as determined by an outside appraiser or other similar methodology and approved by a Majority-in-Interest.

          The Partners reserve the right by action of the Partners to amend at any time any of the terms and provisions of the Partnership Agreement, including without limitation this First Amendment as set forth herein. Except as expressly or by necessary implication amended hereby, the Partnership Agreement still continues in full force and effect.
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by setting their hands and seals either in person or by their duly authorized attorney-in-fact as of the day and year first above written.

                                        BLUFFTON TELEPHONE COMPANY


                                        By:
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Witness
                                        Its:
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Date


                                        CHESNEE TELEPHONE COMPANY


                                        By:
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Witness
                                        Its:
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Date


                                        CHESTER TELEPHONE COMPANY


                                        By:
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Witness
                                        Its:
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Date


                                        CT Cellular, Inc.


                                        By:
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Witness
                                        Its:
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Date


                                        ETCOM, LLC


                                        By:
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Witness
                                        Its:
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Date


                                        FTC MANAGEMENT GROUP, INC.


                                        By:
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Witness
                                        Its:
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Date
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                                        FORT MILL TELEPHONE COMPANY


                                        By:
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Witness
                                        Its:
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Date


                                        HARGRAY TELEPHONE COMPANY


                                        By:
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Witness
                                        Its:
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Date


                                        HEATH SPRINGS TELEPHONE COMPANY


                                        By:
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Witness
                                        Its:
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Date


                                        HOME TELEPHONE COMPANY


                                        By:
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Witness
                                        Its:
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Date


                                        HORRY TELEPHONE COOP.


                                        By:
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Witness
                                        Its:
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Date


                                        KNEECE RSA CORP.


                                        By:
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Witness
                                        Its:
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Date


                                        LANCASTER TELEPHONE COMPANY


                                        By:
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Witness
                                        Its:
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Date
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                                        LOCKHART TELEPHONE COMPANY


                                        By:
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Witness
                                        Its:
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Date


                                        NORCELL, L.P.


                                        By:
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Witness
                                        Its:
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Date


                                        PALMETTO RURAL TELEPHONE COOP., INC.


                                        By:
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Witness
                                        Its:
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Date


                                        PIEDMONT RURAL TELEPHONE COOP.


                                        By:
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Witness
                                        Its:
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Date


                                        RIDGEWAY TELEPHONE COMPANY


                                        By:
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Witness
                                        Its:
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Date


                                        ROCK HILL TELEPHONE COMPANY


                                        By:
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Witness
                                        Its:
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Date


                                        SANDHILL TELEPHONE COOP., INC.


                                        By:
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Witness
                                        Its:
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Date
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                                        WEST CAROLINA RURAL TELEPHONE COOP.


                                        By:
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Witness
                                        Its:
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Date


                                        PMN, INC., General Partner


                                        By:
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Witness
                                        Its:
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Date